UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 28, 2022
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2022, SolarWinds Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8‑K”) with a press release announcing its financial results for the quarter ended September 30, 2022, and providing additional information. The Company is amending the Original Form 8-K to correct certain information included under the headline “Financial Outlook” in the press release furnished as Exhibit 99.1 to the Original Form 8-K. The Company’s outlook for non-GAAP diluted earnings per share for the fourth fiscal quarter ending December 31, 2022 is $0.18 to $0.20, rather than $0.23 to $0.25 as reported in the press release, and the Company's outlook for non-GAAP diluted earnings per share for the full year of 2022 is $0.82 to $0.84, rather than $0.87 to $0.89 as reported in the press release due to an error in our interest expense forecast. There are no other changes to the press release or to the Original Form 8-K. In addition, the Company has made conforming corrections to the slide presentation that was utilized in conjunction with the Company's third quarter earnings call and made available on the Company's investor relations website. As noted in the press release, non-GAAP diluted earnings per share is a non-GAAP financial measure that excludes, among other items mentioned in the press release, stock-based compensation expense and related employer-paid payroll taxes, amortization, certain expenses related to the cyberattack that occurred in December 2020, restructuring costs, goodwill and indefinite-lived intangible asset impairment charges and other costs related to non-recurring items. The Company has not reconciled its estimates of these non-GAAP financial measures to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, these excluded items in future periods. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these excluded items could be material to the Company’s results computed in accordance with GAAP in future periods. The Company’s reported results provide reconciliations of non-GAAP financial measures to their nearest GAAP equivalents.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

This amendment to the Original Form 8-K contains “forward-looking statements”, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's non-GAAP diluted earnings per share for the fourth quarter and the full year 2022. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to the risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission by the Company, including the risk factors discussed in the Company’s Annual Report on Form 10-K for the period ended December 31, 2021 filed on February 25, 2022, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed on August 5, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 that SolarWinds anticipates filing on or before November 9, 2022 and the Company’s press release announcing its financial results for the quarter ended September 30, 2022 furnished as Exhibit 99.1 to the Original Form 8-K. All information provided in this amendment to the Original Form 8-K is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1*	Press release issued by SolarWinds Corporation dated November 3, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	November 4, 2022	By:	/s/ J. Barton Kalsu
J. Barton Kalsu
Chief Financial Officer